UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

ARGENTUM 47, INC.

(Exact name of registrant as specified in its charter)

GLOBAL EQUITY INTERNATIONAL, INC.

(Former name of registrant until March 29, 2018)

Nevada	000-54557	27-3986073
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

X3 Jumeirah Bay, Office 3305,

Jumeirah Lake Towers

Dubai, UAE

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: + (971) 42767576 / + (1) 321 200 0142

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 29, 2018, one of our Directors, Patrick V. Dolan, submitted his resignation from his Directorship on the Company’s Board of Directors, citing personal reasons. Our management is not aware of any disagreement between Mr. Dolan and the Company. Our Board of Directors has left the door open to Mr. Dolan to provide future services to the Company on a commission basis for deals he brings to the Company, when the Company pursues and closes on such transactions. A copy of Mr. Dolan’s letter of resignation is attached to this Current Report as Exhibit 17.

Our Board of Directors has provided Mr. Dolan with a copy of this Form 8-K prior to filing same with the SEC and has given Mr. Dolan an opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made by the Company in response to Item 5.02 and, if not, stating the respects in which he does not agree. Mr. Dolan has provided the Company with a letter stating that he agrees with the disclosures in this Item 5.02 with respect to his resignation from the Board of Directors.

The Company has not appointed or elected a replacement for Mr. Dolan, so the Company will proceed with only two Directors, Patrick Smith and Enzo Taddei, until a successor Director is appointed or elected.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Effective March 29, 2018, the Nevada Secretary of State approved a Certificate of Amendment to our Articles of Incorporation changing our corporate name to Argentum 47, Inc. We changed our name to reflect the new direction and brand of our company as it becomes engaged in advisory and fund management, among other pursuits.

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 20, 2018, shareholders owning 66.42% of our total voting rights or castable votes executed a written consent approving the amendment to our Articles of Incorporation to change our corporate name to Argentum 47, Inc.

Item 8.01 Other Events

New Trading Symbol

The Financial Industry Regulatory Authority (“FINRA”) approved our new stock trading symbol: ARGQ, with a Market Effective Date of April 2, 2018

New CUSIP Number

We also have a new CUSIP number: 04017D 104

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits – See “Exhibit Index” set forth below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2018

ARGENTUM 47, INC.

By:	/s/ Enzo Taddei
Enzo Taddei
Chief Financial Officer

EXHIBIT INDEX

List of Exhibits attached or incorporated by reference pursuant to Item 601 of Regulation S-B

Exhibit No.	Document Description

3.(i).(4)	Certificate of Amendment to Articles of Incorporation, effective March 29, 2018

17	Letter of Resignation from Patrick V. Dolan